COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

28.                               COMMITMENTS AND CONTINGENCIES

(a)  Operating leases

We have entered into operating leases for property and equipment.  The minimum future payments under various operating leases for our continuing operations in each of the years ended December 31 is as follows:

2013	$4,429
2014	4,092
2015	3,630
2016	3,597
2017	3,487
Subsequent years	10,876
$30,111

(b)         Contingent liability on sale of products

(i)                   Under license agreements, we are committed to make royalty payments based on the sales of products using certain technologies. We recognize royalty obligations as determinable in accordance with agreement terms. Where agreements are not finalized, we have recognized our current best estimate of the obligation. When the agreements are finalized, the estimate will be revised accordingly.

(ii)                We are a party to a variety of agreements in the ordinary course of business under which we may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of our products to customers where we provide indemnification against losses arising from matters such as potential intellectual property infringements and product liabilities. The impact on our future financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, we have not incurred material costs related to these types of indemnifications.

(iii)             In March 2004, we entered into an agreement with the Government of Canada’s Technology Partnerships Canada (“TPC”) program, under which we were eligible to receive conditionally repayable research and development funding up to Cdn. $9,540 to support the development of a range of third generation wireless technologies. Under the terms of the agreement, all or part of the contribution was repayable upon the occurrence of certain prescribed events of default. In March 2009, we signed an amended agreement under which we will repay a total of $2,155 (Cdn. $2,500), with payments due on March 1 for each of the next five years beginning March 1, 2009, in full and final satisfaction of all amounts owing, or to be owed, to TPC under this agreement.  During the year ended December 31, 2012, we repaid $505 (Cdn. $500) (2011 — $500 or Cdn. $500; 2010 — $476 or Cdn. $500).

(iv)            We accrue product warranty costs, when we sell the related products, to provide for the repair or replacement of defective products. Our accrual is based on an assessment of historical experience and on management’s estimates. An analysis of changes in the liability for product warranties follows:

	2012	2011
Balance, beginning of year	$4,537	$4,059
Provisions	9,399	7,254
Expenditures	(8,178)	(6,776)
Liability held for sale	(1,589)	—
Balance, end of year	$4,169	$4,537

(c)          Other commitments

We have entered into purchase commitments totaling approximately $54,850 net of related electronic components inventory of $7,697 (December 31, 2011 — $85,071, net of electronic components inventory of $4,239), with certain contract manufacturers under which we have committed to buy a minimum amount of designated products between January 2013 and March 2013.  In certain of these agreements, we may be required to acquire and pay for such products up to the prescribed minimum or forecasted purchases.

(d)         Legal proceedings

We are from time to time involved in litigation, certain other claims and arbitration matters arising in the ordinary course of our business.  We accrue for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated.  Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel and technical experts and other information and events pertaining to a particular matter.  To the extent there is a reasonable possibility (within the meaning of ASC 450, Contingencies) that the losses could exceed the amounts already accrued for those cases for which an estimate can be made, management believes that the amount of any such additional loss would not be material to our results of operations or financial condition.

In some instances, we are unable to reasonably estimate any potential loss or range of loss.  The nature and progression of litigation can make it difficult to predict the impact a particular lawsuit will have on the company. There are many reasons why we cannot make these assessments, including, among others, one or more of the following: in the early stage of a proceeding, the claimant is not required to specifically identify the patent that has allegedly been infringed; damages sought that are unspecified, unsupportable, unexplained or uncertain; discovery not having been started or being incomplete; the complexity of the facts that are in dispute (e.g., once a patent is identified, the analysis of the patent and a comparison to the activities of the company is a labor-intensive and highly technical process); the difficulty of assessing novel claims; the parties not having engaged in any meaningful settlement discussions; the possibility that other parties may share in any ultimate liability; and the often slow pace of patent litigation.

We are required to apply judgment with respect to any potential loss or range of loss in connection with litigation.  While we believe we have meritorious defenses to the claims asserted against us in our currently outstanding litigations, and intend to defend ourselves vigorously in all cases, in light of the inherent uncertainties in litigation there can be no assurance that the ultimate resolution of these matters will not significantly exceed the reserves currently accrued by us for those cases for which an estimate can be made. Losses in connection with any litigation for which we are not presently able to reasonable estimate any potential loss or range of loss could be material to our results of operations and financial condition.

In December 2012, Concinnitas LLC filed a patent litigation lawsuit in the United States District Court for the Eastern District of Texas asserting patent infringement by us.  The lawsuit makes allegations concerning one of our AirCard products.  We have not yet been served with the complaint.

In July 2012, Technology Properties Ltd LLC, Phoenix Digital Solutions LLC and Patriot Scientific Corporation filed a complaint with the United States International Trade Commission (“ITC”) and a patent litigation lawsuit in the United States District Court for the Northern District of California asserting patent infringement by a number of parties, including us.  The ITC instituted its investigation in August 2012 under the caption “In the Matter of Certain Wireless consumer Electronics Devices and Components Thereof”.  In November 2012, a mutually agreeable confidential settlement agreement was entered into by the parties with respect to these matters which will not have a material adverse effect on our operating results.  In December 2012, the District Court lawsuit was dismissed with prejudice and in Q1, 2013, a Joint Motion terminating the ITC investigation with respect to Sierra Wireless was granted.

In April 2012, a patent holding company, Cell and Network Selection, LLC, filed a patent litigation lawsuit in the United States District Court for the District of Texas asserting patent infringement by us and our customer.  The lawsuit makes certain allegations concerning the LTE mobile hotspots and USB modems sold by us and deployed with AT&T.  The lawsuit is in the scheduling stage and trial has been scheduled for March 2015. A motion to transfer the lawsuit to the Southern District of California is currently before the Court.

In January 2012, a patent holding company, M2M Solutions LLC, filed a patent litigation lawsuit in the United States District Court for the District of Delaware asserting patent infringement by us and our competitors. The lawsuit makes certain allegations concerning the AirPrime embedded wireless module products, related AirLink products and related services sold by us for use in M2M communication applications.  The lawsuit is in the interrogatories and response to interrogatories stage.

In September 2011, a patent holding company, Wi-Lan, Inc., filed a patent litigation lawsuit in the United States District Court for the Eastern District of Texas asserting patent infringement by a number of parties, including us. The lawsuit makes certain allegations concerning the wireless communication products sold by us.  In September 2012, the lawsuit was consolidated with another lawsuit commenced by Wi-Lan in the Eastern District of Texas concerning the same patents and trial has been scheduled for September 2013.  The lawsuit is currently in the discovery stage.  In December 2012, Wi-Lan filed additional patent litigation lawsuits in the United States District Court for each of the Eastern District of Texas and the Southern District of Florida asserting patent infringement by us of additional patents not included in the first Wi-Lan suit.  These two additional lawsuits are in the initial pleadings stage.

In May 2010 and in February 2011, a patent holding company, Golden Bridge Technology Inc. (“GBT”), filed patent litigation lawsuits in the United States District Court for the District of Delaware asserting patent infringement of the same two patents by a number of parties, including us and certain of our customers.  In both cases, the litigation makes certain allegations concerning the wireless modems sold by us and our competitors.  Both lawsuits have been stayed against all defendants except Apple, pending the outcome of the trial against Apple in Delaware which is anticipated to occur in or around April 2013.  In May 2012, GBT filed a patent litigation lawsuit in the United States District Court for the Central District of California asserting patent infringement by us of a different patent from the other two lawsuits, but concerning essentially the same products.  In September 2012, this lawsuit was dismissed in the Central District of California and re-filed in the District of Delaware. This lawsuit has been stayed against us pending the outcome of a trial against Apple with respect to the same patent, which is to take place in the Central District of California.

In July 2009, a patent holding company, SPH America, LLC, filed a patent litigation lawsuit in the United States District Court for the Eastern District of Virginia asserting patent infringement by a number of device manufacturers, including us, and computer manufacturers, including certain of our customers. The litigation, which has been transferred to the United States District Court for the Southern District of California, makes certain allegations concerning the wireless modules sold to the computer manufacturers by us or our competitors. The claim construction hearing occurred in April 2012 and the trial has been scheduled for June 2013.  In January 2013, a mutually agreeable confidential settlement was entered into by the parties which will not have a material adverse effect on our operating results.  The lawsuit was subsequently dismissed with prejudice against us.

Although there can be no assurance that an unfavorable outcome would not have a material adverse effect on our operating results, liquidity or financial position, we believe the claims made in the foregoing legal proceedings are without merit and intend to defend ourselves and our products vigorously in all cases.

IP Indemnification Claims

We have been notified by one or more of our customers in each of the following matters that we have an obligation to indemnify them in respect of the products we supply to them:

In January 2013, a patent holding company, Steelhead Licensing LLC, filed a patent litigation lawsuit in the United States District Court for the District of Delaware against one of our customers asserting patent infringement in relation to our customer’s products and services, including the mobile hotspot devices sold to them by us.  The lawsuit is in the initial pleadings stage.

In February 2012, a patent holding company, Intellectual Ventures, filed a patent litigation lawsuit in the United States District Court for the District of Delaware against one of our customers asserting patent infringement in relation to several of our customer’s products and services, including the mobile hotspots sold to them by us. The lawsuit is in the initial pleadings stage.

In September 2011, a patent holding company, Mayfair Wireless, LLC, filed a patent litigation lawsuit in the United States District Court for the District of Delaware against two of our customers asserting patent infringement in relation to the wireless hotspots sold to them by us.  A motion to dismiss the lawsuit has been briefed and is pending judgment of the Court.

In August 2011, a patent holding company, Brandywine Communications Technologies, LLC, filed a patent litigation lawsuit in the United States District Court for the Middle District of Florida against one of our customers asserting patent infringement in relation to the wireless modems sold to them by us.  In December 2012, we advised our customer that we had been granted a license with respect to the patents-in-suit, which license covers any of our products sold by our customers (including this customer).  We believe this outcome will not have a material adverse effect on our operating results.

In July 2011, a patent holding company, GPNE Corp., filed a patent litigation lawsuit in the United States District Court for the District of Hawaii asserting patent infringement against one of our customers for selling e-readers and computerized tablet and communication devices with the ability to function with GPRS, including the Nook e-reader which incorporates wireless modules sold to them by us.  In May 2012, an Order of the Magistrate Judge to sever the actions and, in the case of certain defendants including our customer, transfer the actions to the United States District Court for the Northern District of California was granted and has been affirmed by the District Court.    In November 2012, a mutually agreeable settlement agreement was entered into between our customer and GPNE, and the lawsuit was subsequently dismissed with prejudice.  We believe this outcome will not have a material adverse effect on our operating results.

In June 2011, Barnes and Noble, Inc. filed a declaratory judgment action in the United States District Court for the Northern District of California against LSI Corporation (and later added Agere Systems, Inc.) (collectively, “LSI”), seeking a declaration that certain patents were not infringed by their products, including the 3G Nook e-reader which incorporates wireless modules sold to them by us.  LSI counterclaimed for patent infringement.  There are currently 6 patents-in-suit, two of which relate to the 3G products which incorporate our modules.  The lawsuit is currently in the scheduling phase.

A patent holding company, Eon Corp. IP Holdings, LLC, filed a patent litigation lawsuit against one of our customers in October 2010 in the United States District Court for the Eastern District of Texas, which was subsequently transferred to the United States District Court for the Northern District of California.  Eon filed a patent litigation lawsuit against another of our customers in January 2012 in the United States District Court for the District of Puerto Rico.  In both cases, assertions of patent infringement are being made in relation to the wireless modems sold to our customers by us.   Both lawsuits are in the scheduling phase.

In March 2009, MSTG Inc., a patent holding company, filed a patent litigation lawsuit in the United States District Court for the Northern District of Illinois asserting patent infringement by a number of telecommunication carrier companies, including one of our customers, which the customer claims relates to the wireless data cards and modems sold to them by us.  In December 2012, the lawsuit was dismissed with prejudice.  We believe this outcome will not have a material adverse effect on our operating results.

Although there can be no assurance that an unfavorable outcome would not have a material adverse effect on our operating results, liquidity or financial position, we believe the claims made in the foregoing legal proceedings are without merit and intend to defend ourselves and our products vigorously in all cases.

We are engaged in certain other claims, legal actions and arbitration matters, all in the ordinary course of business, and believe that the ultimate outcome of these claims, legal actions and arbitration matters will not have a material adverse effect on our operating results, liquidity or financial position.